   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 10, 1997
                                                      REGISTRATION NO. 333-12945

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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                 --------------------

                            POST-EFFECTIVE AMENDMENT NO. 1
                                        TO THE
                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                 --------------------

                                    ROCKSHOX, INC.
                (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                                  77-039655
(State or Other Jurisdiction of        (IRS Employer Identification No.)
 Incorporation or Organization)


                                  401 CHARCOT AVENUE
                             SAN JOSE, CALIFORNIA  95131
            (Address, Including Zip Code, of Principal Executive Offices)

                            ROCKSHOX, INC. 1996 STOCK PLAN
                     (Formerly known as the AMENDED and RESTATED
                      RSx HOLDINGS, INC. 1996 STOCK OPTION PLAN)
                               (Full Title of the Plan)

                                  STEPHEN W. SIMONS
                                      PRESIDENT
                                    ROCKSHOX, INC.
                                  401 CHARCOT AVENUE
                             SAN JOSE, CALIFORNIA  95131
                                    (408) 435-7469
 (Name, Address, Including Zip Code, and Telephone Number of Agent For Service)

                                 --------------------

                                       COPY TO:

                              MICHAEL A. WORONOFF, ESQ.
                       SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                          300 SOUTH GRAND AVENUE, SUITE 3400
                            LOS ANGELES, CALIFORNIA  90071
                                    (213) 687-5000

                                 --------------------


                           CALCULATION OF REGISTRATION FEE

TITLE OF SECURITIES                    AMOUNT TO BE   PROPOSED MAXIMUM OFFERING   PROPOSED MAXIMUM AGGRE-    AMOUNT OF REGISTRATION
TO BE REGISTERED                      REGISTERED (1)   PRICE PER SHARE (2)       GATE OFFERING PRICE (2)           FEE (3)

  Common Stock, par                       300,000            $9.125                   $2,737,500                  $830
value $.01 per share


(1) Plus such additional number of shares of common stock par value $.01 per share, ("Common Stock") of ROCKSHOX, INC. as may be issuable pursuant to the antidilution provisions of the ROCKSHOX, INC. 1996 STOCK PLAN.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended (the "Securities Act"), on the basis of the average of the high and low sale prices for a share of Common Stock on the NASDAQ National Market

    System, the automated quotation system of the National Association of Securities Dealers, Inc. on November 4, 1997.

(3) The registration fee has been calculated pursuant to Section 6(b) of the Securities Act as follows: one-thirty-third (1/33) of one percent of the Proposed Maximum Aggregate Offering Price of the shares registered hereby.

                                        PART I
                 INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

    The document(s) containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1) under the Securities Act.


                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INCORPORATION OF DOCUMENTS BY REFERENCE.

    The purpose of this post-effective amendment is to register 300,000 additional shares of common stock, par value $.01 per share ("Common Stock") of ROCKSHOX, INC. (the "Registrant") in connection with the ROCKSHOX, INC. 1996 STOCK PLAN.

    Pursuant to General Instruction E of Form S-8, the contents of the Registration Statement of the Registrant on Form S-8 (File No. 333-12945) filed with the Securities and Exchange Commission on September 27, 1996, including the documents incorporated by reference therein, are incorporated by reference into this Registration Statement.


EXHIBITS.

    The following documents are filed as exhibits to this Registration
Statement:

  Exhibit No.      Description
  -----------       -----------

    5. Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the securities being registered.

    23.1 Consent of Coopers & Lybrand L.L.P., independent accountants.

    23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in their opinion filed as Exhibit 5).

    24.1 Power of Attorney (included on the signature page of the original registration statement).

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Jose, State of California, on this 10th day of November, 1997.

                             ROCKSHOX, INC.


                             By:   /s/ CHARLES E. NOREEN JR.
                                --------------------------------
                                  Charles E. Noreen Jr.
                                  Chief Financial Officer


    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ STEPHEN W. SIMONS      President (Chief Executive Officer) November 10, 1997
-------------------------  and Director                        -----------------
Stephen W. Simons                                              Date



/s/ CHARLES E. NOREEN JR.  Chief Financial Officer (principal  November 10, 1997
------------------------   financial and accounting officer)   -----------------
Charles E. Noreen Jr.                                          Date



/s/                        Vice President of Advanced
-------------------------  Research and Director               -----------------
Paul Turner                                                    Date



/s/ ADAM E. MAX            Vice President and Director         November 10, 1997
-------------------------                                      -----------------
Adam E. Max                                                    Date



/s/                        Director
-------------------------                                      -----------------
John W. Jordan II                                              Date



/s/                        Director
-------------------------                                      -----------------
Michael R. Gaulke                                              Date



/s/ GEORGE NAPIER          Director                            November 10, 1997
-------------------------                                      -----------------
George Napier                                                  Date

                                    EXHIBIT INDEX

 Exhibit No.  Description
 -----------   -----------

    5.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the securities being registered.

    23.1      Consent of Coopers & Lybrand L.L.P., independent accountants.

    23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in their opinion filed as Exhibit 5.1).

    24.1 Power of Attorney (included on the signature page of the original registration statement).


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